UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Horizon Technology Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Horizon Technology Finance Corporation

312 Farmington Avenue

Farmington, CT 06032

April 6, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Meeting”) of Horizon Technology Finance Corporation (the “Company”) to be held on May 25, 2023 at 9:30 AM, Eastern Time, at the offices of Horizon Technology Finance Corporation, located at 312 Farmington Avenue, Farmington, Connecticut 06032.

The Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors of the Company accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to (1) elect two Class I directors of the Company who will serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified and (2) approve a new investment management agreement between the Company and Horizon Technology Finance Management LLC (“HTFM”), the Company’s investment advisor (the “New Investment Management Agreement”).

As discussed in more detail in the Proxy Statement accompanying this letter, HTFM, the Company’s current investment advisor, has entered into a Membership Interest Purchase Agreement, dated as of February 22, 2023 (the “Purchase Agreement”), with affiliates of Monroe Capital LLC (“Monroe Capital”), and the members of HTFM. The closing of the transactions contemplated by the Purchase Agreement (collectively, the “Transaction”) would result in a change in control of HTFM and the immediate termination of the current investment management agreement between the Company and HTFM (the “Current Investment Management Agreement”) under the Investment Company Act of 1940, as amended.

It is very important that your shares be represented at the Meeting. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided or vote via the Internet. You are encouraged to vote via the Internet, as it saves significant time and processing costs. To vote via the Internet, access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page. Your vote and participation in the governance of the Company are very important.

Sincerely yours, /s/ Robert D. Pomeroy, Jr. Robert D. Pomeroy, Jr. Chief Executive Officer and Chairman of the Board of Directors

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 25, 2023

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Horizon Technology Finance Corporation (the “Company”) that:

The 2023 Annual Meeting of Stockholders of the Company (the “Meeting”) will be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on May 25, 2023 at 9:30 AM, Eastern Time, for the following purposes:

1. To elect two Class I directors of the Company who will each serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified;

2. To approve a new investment management agreement (the “New Investment Management Agreement”) between the Company and Horizon Technology Finance Management LLC, the Company’s investment advisor (“HTFM”); and

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

You have the right to receive notice of, and to vote at, the Meeting if you were a Stockholder of record at the close of business on April 3, 2023. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Instructions are shown on the proxy card.

Enclosed is the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Company’s Proxy Statement and a proxy card. Please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Your vote is extremely important. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors, /s/ John C. Bombara John C. Bombara Secretary

Farmington, Connecticut

April 6, 2023

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet. Please see the Proxy Statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the Meeting, you still may attend the Meeting and vote your shares in person if you wish to change your vote.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND

PROVIDE VOTING INSTRUCTIONS ON THE PROPOSALS

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement. Please read the full text of the Proxy Statement. Your voting instructions are important.

Question: Why am I receiving these materials?

Answer: The Company is furnishing these materials in connection with the solicitation of proxies by the Board for use at the Meeting and any adjournments or postponements thereof. This Proxy Statement and the accompanying materials are being mailed on or about April 6, 2023 to Stockholders of record as of April 3, 2023 (the “Record Date”), as described below and are available at www.proxyvote.com.

Question: What proposals am I being asked to vote on?

Answer: At the Meeting, Stockholders of the Company as of the Record Date are being asked to vote on the following proposals:

Proposal 1:           To elect two Class I directors of the Company (“Proposal 1”); and

Proposal 2:      To approve the new investment management agreement (the “New Investment Management Agreement”) between the Company and  HTFM (“Proposal 2”).

In addition to the above proposals, you may be asked to consider and vote upon proposals to adjourn the Meeting or any adjournments or postponements thereof with respect to Proposal 2 for which insufficient votes to approve Proposal 2 were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company. The Company knows of no other business to be brought before the Meeting.

Question: Who is entitled to vote at the Meeting?

Answer: Only Stockholders of record of the Company as of the close of business as of April 3, 2023, the Record Date, are entitled to notice of, to attend and to vote at the Meeting and any adjournments and postponements thereof.

Question: How many votes do I have?

Answer: Each share of common stock of the Company held by a holder of record as of the Record Date is entitled to one vote at the Meeting (and any adjournments or postponements thereof) with respect to each matter to be voted on, with pro rata voting rights for any fractional shares. No shares of common stock of the Company have cumulative voting rights.

Question: How does the Board recommend that I vote?

Answer: The Board unanimously recommends that you vote “FOR” each of the proposals.

Proposal 1: To Elect Two Class I Directors of the Company

Question: What are Stockholders being asked to do?

Answer: Stockholders are being asked to consider the election of two of the current directors, James J. Bottiglieri and Gerald A. Michaud.

Question: Will a majority of the Board be independent of HTFM and Monroe?

Answer: Yes. Immediately following the Meeting, it is expected that four (4) of six (6) members of the Board will be “Independent Directors” (as defined below) and two (2) will be “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board is currently conducting a search for two additional Independent Directors, and, if appointed, six (6) of eight (8) members of the Board will be “Independent Directors.” It is anticipated that one (1) new Independent Director will be appointed on or before the closing date of the Transaction and the other new Independent Director will appointed, if and when, the New Investment Management Agreement is approved.

Proposal 2: To Approve the New Investment Management Agreement Between the Company and HTFM

Question: Why am I being asked to vote on the New Investment Management Agreement now?

Answer: The Company currently receives investment advisory services from HTFM pursuant to an Investment Management Agreement by and between the Company and HTFM, which was approved by the Stockholders of the Company and became effective March 7, 2019, and was renewed by the Board at its October 28, 2022 meeting (the “Current Investment Management Agreement”). Pursuant to a Membership Interest Purchase Agreement, dated as of February 22, 2023 (the “Purchase Agreement”), by and among HTFM, Horizon Technology Finance Principals LLC (“HTFP”), Horizon Technology Finance Employees LLC (“HTFE”), MCH Holdco LLC (“MCH Holdco”), an affiliate of Monroe Capital LLC (“Monroe Capital”), and Monroe Capital Investment Holdings, L.P., an affiliate of Monroe Capital and the sole stockholder of MCH Holdco (“MCIH” and, together with MCH Holdco and Monroe Capital, “Monroe”), HTFP and HTFE (collectively, the “Sellers”) will sell all of their membership interests in HTFM (which constitute 100% of the membership interests of HTFM) to MCH Holdco and HTFM will become a direct wholly-owned subsidiary of MCH Holdco and an affiliate of Monroe Capital. Accordingly, the closing of the transactions contemplated by the Purchase Agreement (collectively, the “Transaction”) will result in a change in control of HTFM. The Company is not a party to the Purchase Agreement.

Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment advisor, such as will be caused by the Transaction, constitutes an “assignment.” Section 15(a) of the 1940 Act provides that an investment management contract terminates on its “assignment.” Accordingly, in order to permit HTFM to continue to provide investment advisory services to the Company after the closing of the Transaction, a new investment management agreement must be approved by the Board of the Company, including a majority of the Board’s Independent Directors (as defined below), and the Company’s Stockholders by the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s stock present or represented by proxy and entitled to vote at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Meeting and (2) more than 50% of the outstanding shares of the Company’s stock present or represented by proxy and entitled to vote at the Meeting. The parties to the Purchase Agreement have requested that the Board approve the New Investment Management Agreement and that the Board seek Stockholder approval of the New Investment Management Agreement. A copy of the proposed form of the New Investment Management Agreement, as approved by the Board, is attached to this Proxy Statement as Exhibit A. All material terms of the New Investment Management Agreement are unchanged from the Current Investment Management Agreement.

In evaluating the New Investment Management Agreement, the Board reviewed and discussed with Monroe and HTFM, certain materials furnished separately by Monroe and HTFM and certain other information which the Board deemed relevant. The Board reviewed and discussed these materials at several meetings and believes approving the New Investment Management Agreement is in the best interests of the Company and its Stockholders for the reasons described in the section of this Proxy Statement below captioned “Board Review and Approval of the New Investment Management Agreement.”

Under the 1940 Act, a new investment management agreement requires the approval of the Board and the Company’s Stockholders. The Board, including a majority of the members of the Board who are not affiliated with either HTFM or Monroe and who are not otherwise “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), has unanimously approved the New Investment Management Agreement and has deemed entry into such agreement to be in the best interests of the Company and its Stockholders. The Company is now seeking Stockholder approval of the New Investment Management Agreement.

Question: Who is Monroe Capital?

Answer: Founded in 2004, Monroe Capital is a leading lender to middle-market companies. As of December 31, 2022, Monroe Capital and its subsidiaries had approximately $16.0 billion in assets under management. Over its nineteen (19)-year history, Monroe Capital has developed an established lending platform that the Board believes generates consistent deal flow from a network of proprietary relationships. Monroe Capital’s assets under management are comprised of a diverse portfolio of over 590 current investments that were either originated directly by Monroe Capital or sourced from Monroe Capital’s third-party relationships. From Monroe Capital’s formation in 2004 through September 30, 2022, Monroe Capital’s investment professionals invested in over 1,670 loans and related investments in an aggregate amount of over $31.5 billion. The senior investment team of Monroe Capital averages more than thirty-one (31) years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by a robust infrastructure of administrative and back-office personnel focused on compliance, operations, finance, treasury, legal, accounting and reporting, marketing, information technology and office management.

Question: How does the Transaction benefit Stockholders?

Answer: The Board and management believe that the acquisition of HTFM is consistent with the Company’s long-term strategy of aligning its investment capabilities to create value for Stockholders. The Board and management further believe that HTFM will benefit from Monroe Capital’s platform by (i) seeking to leverage Monroe Capital’s investor relations and business development function to assist in raising additional investable capital for HTFM’s lending platform; (ii) seeking to provide HTFM with access to additional capital from Monroe Capital’s platform that will allow HTFM to participate in larger transactions, and (iii) seeking to leverage Monroe Capital’s administrative, back-office and support platform (HR, IT, systems, legal, compliance, etc.) to drive operational efficiencies as well as processes and procedures to assist in HTFM’s future growth. Additionally, the Board and management believe (i), (ii) and (iii) above will benefit the Company by allowing HTFM to participate in larger investment opportunities, thereby expanding the pool of potential investment opportunities.

Question: What is MCH Holdco purchasing under the Purchase Agreement?

Answer: MCH Holdco has agreed to acquire all outstanding membership interests in HTFM, thereby making HTFM a direct wholly-owned subsidiary of MCH Holdco and an affiliate of Monroe Capital.

Question: What are the impacts to Stockholders of the approval of the New Investment Management Agreement?

Answer: The Board and management believe that the impact of the approval of the New Investment Management Agreement to Stockholders will be beneficial to Stockholders because it will allow HTFM to continue to provide investment advisory services to the Company and allow HTFM to combine its existing platform with Monroe Capital’s larger platform to increase investment opportunities, improve the execution of the Company’s investment strategy and potentially reduce expenses through economies of scale.

Question: What are the conditions to the closing of the Transaction?

Answer: The obligation of the parties to close the Transaction under the Purchase Agreement is subject to customary conditions, including, without limitation, (1) the approval by the Company’s Stockholders of the New Investment Management Agreement, (2) the entry by the Company and HTFM into the New Investment Management Agreement, (3) the accuracy of representations and warranties and compliance with covenants and agreements contained in the Purchase Agreement (in each case, subject to certain qualifications) and (4) the appointment of an additional member of the Board, resulting in 75% of the members of the Board being Independent Directors, meaning that they are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

The additional Independent Director will be appointed before the closing of the Transaction to comply with the “safe harbor” included in Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

•  First, during the three (3)-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must be comprised of Independent Directors. The Board is expected to meet this requirement at the time of the consummation of the Transaction, and for the three (3)-year period thereafter.

•  Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two (2)-year period after the date on which any such transaction occurs, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. The Board considered whether an unfair burden would be imposed on the Company as a result of the Transaction and found that it was unaware of any arrangements that would constitute an unfair burden as that term is defined in the 1940 Act.

Question: What will happen if the Stockholders do not approve the New Investment Management Agreement?

Answer: If the closing of the Transaction does not occur for any reason, including because the Stockholders do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect. In addition, the Sellers would retain their ownership of HTFM and HTFM would continue to provide investment advisory services to the Company pursuant to the Current Investment Management Agreement.

Question: How will the Company be managed following the Transaction?

Answer: Following the closing of the Transaction, the Company expects to continue to be managed by the officers managing HTFM as of the date hereof. The Company expects HTFM to manage the Company’s investment portfolio in a manner consistent with the Company’s existing investment strategy to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments.

Question: Will the management fees payable by the Company change under the New Investment Management Agreement?

Answer: No. The management fees proposed to be payable by the Company under the New Investment Management Agreement are the same as the management fees payable under the Current Investment Management Agreement. For additional details regarding the fees payable by the Company under the New Investment Management Agreement, please refer to the section of this Proxy Statement below captioned “Overview of the New Investment Management Agreement.”

Question: Who will bear the expenses associated with completing the Transaction?

Answer: MCH Holdco and the Sellers have each agreed to pay their own expenses in connection with the Transaction and the other transactions contemplated by the Purchase Agreement and to share equally the first $250,000 of out-of-pocket expenses incurred by or on behalf of the Company and its subsidiaries in connection with the solicitation of proxies of the Company’s Stockholders (including all reasonable fees and expenses of their respective counsel, accountants, investment bankers, experts and consultants and/or directors). The Sellers will pay any such additional expenses incurred by or on behalf of the Company and its subsidiaries in excess of $250,000. The Company will not incur any material expenses as a result of the Transaction.

Question: What will Stockholders receive in the Transaction?

Answer: The Company is not a party to the Purchase Agreement and neither the Company nor the Stockholders will receive consideration from Monroe or HTFM in connection with the Transaction.

Question: Who should I call if I have any questions?

Answer: If you have any questions about the Meeting, voting or your ownership of the Company’s common stock, please contact Broadridge Financial Solutions, Inc. at 1-877-495-1346.

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

PROXY STATEMENT
For
2023 Annual Meeting of Stockholders
To Be Held on May 25, 2023

This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact Horizon Technology Finance Corporation (the “Company”) at 860-676-8654.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the 2023 Annual Meeting of Stockholders (the “Meeting”) of the Company to be held on May 25, 2023 at 9:30 AM, Eastern Time, at the offices of the Company, 312 Farmington Avenue, Farmington, Connecticut 06032, and at any postponements or adjournments thereof. This Proxy Statement, along with the Notice of Annual Meeting and proxy card, and the Company’s Annual Report on Form 10-K (the “Annual Report”) for the year ended December 31, 2022 are being mailed on or about April 6, 2023 to stockholders of the Company (the “Stockholders”) of record as of April 3, 2023 (the “Record Date”).

The Company encourages you to vote your shares, either by voting in person at the Meeting or by voting by proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke your vote at any time before it is exercised by (1) resubmitting your vote on the Internet, (2) notifying the Company’s Secretary in writing, (3) submitting a properly executed, later-dated proxy card, (4) resubmitting your vote by calling the telephone number on your proxy card, or (5) voting in person at the Meeting. Any Stockholder entitled to vote at the Meeting may attend the Meeting and vote in person, whether or not he or she has previously voted his or her shares via the Internet, telephone or proxy card or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail.

Purpose of the Meeting

As described in more detail in this Proxy Statement, the Meeting is being held for the following purposes:

1. To elect two Class I directors of the Board who will each serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified (“Proposal 1”);

2. To approve the new investment management agreement (the “New Investment Management Agreement”) between the Company and HTFM (“Proposal 2”); and

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 28,389,081 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of the Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of more than one-half of the voting power of all outstanding shares of Common Stock on the Record Date will constitute a quorum. Abstentions and shares with respect to which a vote is withheld will be included when determining the presence of a quorum. Shares of stock for which brokers have not received voting instructions from the beneficial owner of the shares and do not have, or choose not to exercise, discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present when determining the presence of a quorum.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve Proposal 2 are not received, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Robert D. Pomeroy, Jr. and Daniel R. Trolio are the persons named as proxies and intend to vote proxies held by them for such adjournment to permit further solicitation of proxies, unless marked to be voted against any proposal for which an adjournment is sought.

Votes Required

Election of Directors

The election of a director requires a plurality of the votes cast at the Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because a director is elected by a plurality of the votes cast at the Meeting, votes to withhold authority will have no effect on Proposal 1.

Approval of New Investment Management Agreement

A “1940 Act majority” is required to approve the New Investment Management Agreement. A “1940 Act majority” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s stock present or represented by proxy and entitled to vote at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Meeting and (2) more than 50% of the outstanding shares of the Company’s stock present or represented by proxy and entitled to vote at the Meeting. Abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” Proposal 2.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. Proposal 1 and Proposal 2 are non-routine matters. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1 or Proposal 2. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself in accordance with the voting instructions on the proxy card, either by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on Proposal 1 and with respect to Proposal 2, your shares will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting and will have the same effect as a vote against Proposal 2 if the Company does not obtain the approval of 67% or more of the voting securities present and instead seeks to obtain the affirmative vote of 50% of the outstanding voting securities of the Company.

Adjournment and Additional Solicitation

If there appears not to be enough votes to approve the proposals at the Meeting, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Robert D. Pomeroy, Jr. and Daniel R. Trolio are the persons named as proxies and intend to vote proxies held by them for such adjournment to permit further solicitation of proxies, unless marked to be voted against any proposal for which an adjournment is sought.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Instructions for Voting Proxies

To vote your shares, Stockholders may provide their voting instructions via telephone, through the Internet or by mail by following the instructions on the proxy card. The option to vote through the Internet requires Stockholders to input an identifying number (the “Control Number”), which is provided with the proxy card. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will receive an e-mail confirming their voting instructions upon request.

If your broker, bank or other nominee holds your shares in “street name,” only that holder can vote your shares unless you obtain a valid legal proxy from such broker, bank or nominee. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct such broker, bank or nominee to vote your shares.

If a Stockholder wishes to participate in the Meeting but does not wish to give a proxy by telephone, through the Internet or by mail, the Stockholder may attend the Meeting and vote in person.

If you are the Stockholder of record of the Company as of the Record Date and you do not vote by returning the proxy card in the envelope provided, via telephone, through the Internet or in-person during the Meeting, your shares will not be voted at the Meeting and will not be counted when determining the presence of a quorum.

Brokers, banks and other nominees have discretionary authority to vote on certain routine matters. Proposal 1 and Proposal 2 are “non-routine” matters. If you hold your shares in “street name” and do not provide your broker, bank or other nominee who holds such shares of record with specific instructions regarding how to vote on such proposals, your broker, bank or other nominee will not be permitted to vote your shares on such “non-routine” matters and your shares will not be counted when determining the presence of a quorum. Thus, with respect to Proposal 2, such shares will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting and will have the same effect as a vote against Proposal 2 if the Company does not obtain the approval of 67% or more of the voting securities present and instead seeks to obtain the affirmative vote of 50% of the outstanding voting securities of the Company.

Some of the Company’s Stockholders hold their shares in more than one account and may receive separate voting instructions for each of those accounts. To help ensure that all of your shares are represented at the Meeting, it is recommended that you vote in accordance with each set of voting instructions you receive, as applicable.

Revocation of Proxies

If you are a Stockholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (1) delivering a written revocation notice that is received prior to the Meeting to the Secretary of Horizon Technology Finance Corporation at 312 Farmington Avenue, Farmington, CT 06032; (2) resubmitting voting instructions via the Internet voting site; (3) obtaining, properly completing and submitting another proxy card that is dated later than the original proxy card and is received before the conclusion of voting at the Meeting; (4) resubmitting voting instructions by calling the telephone number on your proxy card; or (5) attending the Meeting and voting in person. If your shares are held in “street name” by your broker, bank or other nominee, you must follow the instructions you receive from such nominee in order to revoke your voting instructions. Attending the Meeting does not revoke your proxy unless you also vote or submit a later-dated proxy at the Meeting.

Information Regarding This Solicitation

MCH Holdco and the Sellers have each agreed to share equally the first $250,000 of out-of-pocket expenses incurred by or on behalf of the Company and its subsidiaries in connection with the solicitation of proxies of the Company’s Stockholders (including all reasonable fees and expenses of their respective counsel, accountants, investment bankers, experts and consultants and/or directors). The Sellers will pay any such additional expenses incurred by or on behalf of the Company and its subsidiaries in excess of $250,000. The Company will not incur any material expenses as a result of the Transaction. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to provide certain proxy solicitation services and to aid in the distribution and collection of proxy votes. The Company anticipates that the costs of these services will be approximately $250,000, plus out-of-pocket expenses for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to vote proxies.

In addition to the solicitation of proxies via the Internet, proxies may be solicited in person and/or by telephone, mail, facsimile transmission or email by directors or officers of the Company, managers, officers or employees of the Company’s investment advisor and administrator, HTFM and/or by a retained solicitor. No additional compensation will be paid to directors, officers, managers or regular employees for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to the proxy tabulation firm.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to the Company’s knowledge, there are no persons who would be deemed to “control” the Company, as such term is defined in the 1940 Act.

The Board consist of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

The following table sets forth, as of April 3, 2023, certain ownership information with respect to the Company’s Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent (5%) or more of the Company’s outstanding Common Stock and all executive officers and directors, including director nominees, individually and as a group.

Name	Type of Ownership	Shares Owned	Percentage of Common Stock Outstanding
Independent Directors
James J. Bottiglieri(1)	Record/Beneficial	14,450	*
Edmund V. Mahoney(1)	Record/Beneficial	7,578	*
Elaine A. Sarsynski(1)	Beneficial	7,000	*
Joseph J. Savage(1)	Record/Beneficial	50,000	*
Interested Directors
Gerald A. Michaud(1)	Record/Beneficial	145,070	*
Robert D. Pomeroy, Jr.(1)	Record/Beneficial	188,706	*
Executive Officers
John C. Bombara(1)	Record/Beneficial	12,183	*
Daniel S. Devorsetz(1)	Record/Beneficial	8,122	*
Lynn Dombrowski(1)	—	—	—
Diane Earle(1)	—	—	—
Daniel R. Trolio(1)	Record/Beneficial	2,451	*
All directors, director nominees and executive officers as a group (12 persons)	Record/Beneficial	435,560	1.5%

(1)	The address for each executive officer, director and director nominee is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.
*	Less than one percent (1%).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and executive officers and any persons holding more than ten percent (10%) of the Company’s Common Stock are required to report their beneficial ownership and any changes in their beneficial ownership to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and executive officers, the Company believes that, during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of the Company’s Common Stock beneficially owned by each of the Company’s directors as of April 3, 2023. Information as to the beneficial ownership of the Company’s directors is based on information furnished to the Company by such persons. The Company is not part of a “family of investment companies” as that term is defined in the 1940 Act.

Directors of the Company	Dollar Range of Common Stock of the Company(1)
Independent Directors
James J. Bottiglieri	$100,001-$500,000
Edmund V. Mahoney	$50,001-$100,000
Elaine A. Sarsynski	$50,001-$100,000
Joseph J. Savage	$500,000-$1,000,000
Interested Directors
Gerald A. Michaud	Over $1,000,000
Robert D. Pomeroy, Jr.	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has six members. Directors are divided into three classes with each class serving a staggered three (3)-year term. At each annual meeting of Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of Stockholders to be held in 2026, 2024 and 2025, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.  Mr. Mahoney and Ms. Sarsynski are Class II directors whose terms will expire at the 2024 annual meeting of Stockholders.  Mr. Pomeroy and Mr. Savage are Class III directors, whose terms will expire at the 2025 annual meeting of Stockholders.  Mr. Bottiglieri and Mr. Michaud are Class I directors and are up for re-election at the Meeting.

A Stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds with public companies and the year in which each person became a director of the Company. Mr. Bottiglieri and Mr. Michaud, nominees for Class I directors, currently serve as directors of the Company.

In 2022, the Nominating and Corporate Governance Committee of the Company undertook an assessment of the composition and size of the Board and the qualifications, attributes and skills of the current members of the Board, as well as a search for a potential new Board member.

Upon completion of the assessment and search, at a meeting held on February 23, 2023, the Nominating and Corporate Governance Committee recommended that Kimberley A. O’Connor be appointed to the Board as a Class I director to serve until the Meeting and be nominated for election as a Class I director at the Meeting. In making such recommendations, the Nominating and Corporate Governance Committee considered that Ms. O’Connor (A) is not an “interested person” as defined in the 1940 Act, (B) if elected, will be an “independent director” as defined in Rule 5602(a)(2) of the Nasdaq listing rules, (C) meets the independence requirements of

Section 10A of the Exchange Act, (D) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement and (E) has the ability to contribute to the effective management of the Company. Based upon the results of the Nominating and Corporate Governance Committee’s review of the foregoing factors and the Nominating and Corporate Governance Committee’s recommendations, at a meeting of the Board held on February 23, 2023, the Board accepted the recommendations of the Nominating and Corporate Governance Committee by appointing Ms. O’Connor as a Class I director to serve until the Meeting and accepting Ms. O’Connor’s nomination for election as a Class I director at the Meeting. Following Ms. O’Connor’s appointment as a Class I director, potential conflicts were identified in connection with the Transaction, which may have resulted in an inability of certain service providers to be deemed independent following the Transaction, and on March 10, 2023, Ms. O’Connor resigned from the Board as a Class I director and withdrew her nomination for election at the Meeting. Ms. O’Connor did not resign because of any disagreement with the Company. The Nominating and Corporate Governance Committee will continue the search for a potential new Board member, in addition to the additional Board member who will be appointed in connection with the Transaction.

Each of Mr. Bottiglieri and Mr. Michaud has been nominated for election as a Class I director to serve until the 2026 annual meeting of Stockholders. Mr. Bottiglieri and Mr. Michaud are not being proposed for election pursuant to any agreement or understanding by or among any of Mr. Bottiglieri or Mr. Michaud and the Company.

Nominees for Class I Directors

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Independent Director
James J. Bottiglieri (67)	Director	Class I Director since July 2010; Term expires 2023	Retired since 2013.	Director since December 2005 of Compass Group Diversified Holdings LLC (NYSE: CODI).

Interested Director
Gerald A. Michaud (70)(3)	Director; President	Class I Director since March 2014; Class II Director from March 2010 through March 2014; Term expires 2023	President and Director since March 2010 of the Company; Managing Member and President since May 2003 of HTFM.	None.

Class II Directors (continuing directors not up for re-election at the Meeting)

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Independent Director
Edmund V. Mahoney (72)	Lead Independent Director	Class II Director since July 2010; Term expires 2024	Retired since 2016.	None.

Independent Director
Elaine A. Sarsynski (67)	Director	Class II Director since June 2012; Term expires 2024	Retired since 2017.

Director since March 2022 of Genworth Financial, Inc. (NYSE: GNW); Non-Executive Director since August 2018 of TI Fluid Systems plc (a public company traded on the London exchange); Director since May 2021 of Horace Mann Educators Corp (NYSE: HMN); Director from May 2018 through April 2021 of AXA, a société anonyme (a public company under French law).

Class III Directors (continuing directors not up for re-election at the Meeting)

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years(2)
Interested Director
Robert D. Pomeroy, Jr. (73)(3)	Chairman of the Board; Chief Executive Officer	Class III Director since March 2010; Term expires 2025	Chief Executive Officer since March 2010 and Chairman of the Board since July 2010 of the Company; Managing Member and Chief Executive Officer since May 2003 of HTFM.	None.

Independent Director
Joseph J. Savage (70)	Director	Class III Director since March 2016; Term expires 2025	Retired since 2017.	None.

(1)	The business address of the nominees and other directors is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.
(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.
(3)	Mr. Pomeroy and Mr. Michaud are interested directors due to their positions as officers of the Company and of HTFM and their ownership interest in HTFM.

Corporate Governance

The Company believes that maintaining the highest standards of corporate governance is a crucial part of its business, and the Company is committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as its own ethical standards of conduct.

Director Independence

Nasdaq Global Select Market (“Nasdaq”) corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under Nasdaq corporate governance rules, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq corporate governance rules, the 1940 Act and the Company’s corporate governance guidelines. An independence questionnaire was completed by each member of the Board, and the Board has relied on such questionnaires in making the determination of independence for each member. Mr. Bottiglieri, Mr. Mahoney, Ms. Sarsynski and Mr. Savage each completed an annual questionnaire in connection with their service on the Board, and the Board has determined that each is independent under the listing standards of Nasdaq and the 1940 Act. The Company’s governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chair of the Nominating and Corporate Governance Committee and the Company’s

Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to Independent Directors.

The Board’s Oversight Role in Management

The Board performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (2) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, including the annual audit of the Company’s financial statements and the Company’s systems of internal controls regarding finance and accounting, pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services, and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s Stockholders, overseeing the evaluation of the Board and the Company’s management, and monitoring compliance with and recommending, as deemed appropriate, amendments to the Company’s Code of Conduct. The Compensation Committee’s oversight responsibilities include determining, or recommending to the Board, the compensation, if any, of the Company’s Chief Executive Officer and all other executive officers of the Company.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer is required to prepare a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Board believes that its role in risk oversight is effective and appropriate given the extensive regulation to which the Company is already subject as a business development company. Specifically, as a business development company, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least one hundred fifty percent (150%) immediately after each time it incurs indebtedness. In addition, the Company generally must invest at least seventy percent (70%) of its total assets in “qualifying assets.” In addition, the Company elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

The Board believes that the extent of its and its committees’ roles in risk oversight complements the Board’s leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with the Company’s independent auditors, the Chief Compliance Officer and the Chief Executive Officer or the Chief Financial Officer, the Independent Directors have established direct communication and oversight channels that the Board believes foster open communication and early detection of issues of concern.

The Board believes that its role in risk oversight must be evaluated on a case-by-case basis and that the current configuration and allocation of responsibilities among the Board and its committees with respect to the oversight of risk is appropriate. However, the Board and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet the needs of the Company’s Stockholders.

Board Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four (4) of the Company’s six (6) directors are Independent Directors; however, the Chairman of the Board is an interested person of the Company. While the Board has no fixed policy regarding the separation of the positions of Chief Executive Officer and Chairman of the Board, the Independent Directors believe that the combined position of Chief Executive Officer of the Company and Chairman of the Board of the Company results in greater efficiencies in managing the Company, including in risk oversight, by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and allowing the Company to capitalize on the specialized knowledge acquired from the duties of the roles.

The Chief Executive Officer of the Company, Robert D. Pomeroy, Jr., is Chairman of the Board and an “interested person” under Section 2(a)(19) of the 1940 Act. Edmund V. Mahoney is the lead Independent Director of the Company. As the lead Independent Director, Mr. Mahoney generally acts as a liaison between the other Independent Directors and the Company’s management, officers and attorneys in between meetings of the Board. Under the Company’s bylaws, the Board is not required to have an independent chairman. Many significant corporate governance duties of the Board are executed by committees of Independent Directors, each of which has an independent chair. The Board believes that it is in the best interests of the Company’s Stockholders for Mr. Pomeroy to lead the Board because of his broad experience. As a co-founder of HTFM, Mr. Pomeroy has demonstrated a track record of achievement on strategic and operating aspects of the Company’s business. While the Board regularly evaluates alternative structures, the Board believes that, as a business development company, it is appropriate for one of the Company’s co-founders, the Chief Executive Officer and a member of HTFM’s investment committee to perform the functions of Chairman of the Board, including leading discussions of strategic issues the Board expects the Company to face. The Board believes the current structure of the Board provides appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the Board believes have prepared each director to be an effective Board member. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations and/or other life experiences. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company

The Board believes that each director brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Robert D. Pomeroy, Jr.

Mr. Pomeroy has been Chairman and Chief Executive Officer of the Company since its inception. He has been a Managing Member and the Chief Executive Officer of HTFM since its formation. He has more than forty (40) years of experience in diversified lending and leasing, including positions in sales, marketing and senior management. He has held the positions of chief executive officer or general manager at each organization that he has led since 1996. His responsibilities have included: accountability for the overall profit and loss of the organization, credit authority and investment committee oversight, strategic planning, human resource oversight, including hiring, termination and compensation, reporting compliance for his business unit, investor relations, fund raising and all aspects of corporate governance. Mr. Pomeroy co-founded and has operated HTFM, a life sciences and technology lending management company, since 2003. Prior to co-founding HTFM, Mr. Pomeroy was the Senior Vice President of Financing for Science International, Inc., Executive Vice President of Transamerica Business Credit and the General Manager of its Technology Finance Division and President of GATX Ventures, Inc. This experience has provided him with extensive judgment, experience, skills and knowledge to make a significant contribution as Chairman of the Board and to support the Board’s ability to govern the Company’s affairs and business.

Gerald A. Michaud

Mr. Michaud has been President of the Company since its inception. Mr. Michaud has been a Managing Member and the President of HTFM since its formation. He has extensive knowledge and expertise in venture lending and has developed, implemented and executed on marketing strategies and products targeted at the venture-backed technology and life science markets for a period of over twenty-five (25) years. In addition, he has extensive knowledge in the formation of compensation plans for key employees involved in the marketing of venture loans. He is a member of HTFM’s investment committee responsible for approving all investments made by the Company and oversight of the Company’s portfolio. He has held senior management positions with several technology lending organizations within public companies, including Transamerica Business Credit and GATX Ventures, Inc. This experience, particularly with respect to marketing and business development, has provided Mr. Michaud with the judgment, knowledge, experience, skills and expertise that enhance the Board’s ability to manage and direct the Company’s affairs.

Independent Directors

James J. Bottiglieri

Mr. Bottiglieri brings to the Board substantial experience in identifying, managing and resolving accounting, tax and other financial issues often encountered by public companies through his former position as the Chief Financial Officer of Compass Group Diversified Holdings LLC, a public company (“CODI”), from 2005 through 2013 and through his service as a Director of CODI since 2005, as well as a Director for several of CODI’s subsidiary companies, and as the Senior Vice President/Controller of WebMD. In addition, as the former Chief Financial Officer of CODI and as a current Director of CODI, Mr. Bottiglieri has developed an extensive understanding of the various periodic reporting requirements and corporate governance compliance matters that assist the Board in managing and directing the Company’s affairs. He also serves as a Director of Peruvian Palm Oil Holdings, a private company. This experience, particularly with respect to the areas of accounting and corporate governance, provides the Board with expertise that assists the Board in its ability to manage and direct the Company’s affairs.

Edmund V. Mahoney

Mr. Mahoney brings to the Board pertinent experience in portfolio management, as well as in-depth knowledge of investment advisor compliance, portfolio management, performance measurement and valuation of investments through his former position as Senior Vice President, Investments (Chief Investment Officer) of Vantis Life Insurance Company (“Vantis”). In addition, to his experience with Vantis, Mr. Mahoney held senior management and management positions with The Hartford Financial Services Group, Inc. and Aetna Life and Casualty Company. Through his past experiences, he has unique knowledge of international finance, as well as risk management strategies for foreign exchange and property and casualty operations. This vast experience, particularly in the areas of business, risk management and compliance matters that affect investment companies, enhances the Board’s ability to manage and direct the Company’s affairs.

Elaine A. Sarsynski

Ms. Sarsynski was a senior executive with Massachusetts Mutual Life Insurance Company (“MassMutual”), including serving as Chairperson, Chief Executive Officer and President of MassMutual International LLC, and serving in various other roles with MML Distributions, LLC, MassMutual Investment Advisers, LLC, MassMutual Asia Limited, MassMutual Assignment Company, MassMutual Europe S.A. and MassMutual Retirement Services, LLC, until her retirement in 2017. She joined MassMutual in 2005 as Managing Director at Babson Capital Management LLC, an investment adviser and subsidiary of MassMutual. Ms. Sarsynski brings to the Board a strong background in managing large organizations, risk management, corporate governance, corporate finance, human resources and corporate communications. In addition to her experience at MassMutual, Ms. Sarsynski held senior management roles at Aetna Inc. overseeing segments of its investment division and leading its corporate finance department. Her corporate finance activities included rating agency management, banking relationships, capital allocation and currency hedging. Ms. Sarsynski also is a Director of Genworth Financial, Inc., a public company traded on the New York Stock Exchange (“NYSE”), Non-Executive Director of TI Fluid Systems plc, a public company traded on the London Stock Exchange, a Director of Horace Mann Educators Corporation, a public company traded on the NYSE, and a Director of Dayforward Life Insurance Company, a private company. She previously served as a Director of AXA, a société anonyme, a public company under French law, and a Trustee of MassMutual Premier Funds, an open-end investment company, MassMutual Select Funds, an open-end investment company, MML Series Investments Funds, an open-end investment company, and MML Series Investment Funds II, an open-end investment company. Ms. Sarsynski’s extensive experience enhances the Board’s ability to manage and direct the Company’s business.

Joseph J. Savage

Mr. Savage served as Executive Vice Chairman of Webster Financial Corporation and Webster Bank, N.A. from October 2015 through June 2017. He joined Webster Bank, N.A. in April 2002 as Executive Vice President, Commercial Banking and also served as President of Webster Financial Corporation and Webster Bank, N.A. and on the board of directors of Webster Bank, N.A. Mr. Savage brings to the Board his strong knowledge and expertise in commercial lending and managing large financial organizations. Mr. Savage’s extensive experience enhances the Board’s ability to manage and direct the Company’s affairs.

Diversity

Nasdaq corporate governance rules require listed companies to disclose annually consolidated gender and demographic information on the Company’s Board.

Board Diversity Matrix (as of April 3, 2023)

Total Number of Directors	6

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	5	—	—

Part II: Demographic Background	Female	Male	Non-Binary	Did Not Disclose Gender
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Meetings and Committees

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the year ended December 31, 2022, the Board held six (6) meetings, the Audit Committee held four (4) meetings, the Nominating and Corporate Governance Committee held two (2) meetings and the Compensation Committee held one (1) meeting. All directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the annual meeting of Stockholders. All of the members of the Board attended the annual meeting of the Stockholders held in June 2022. Ms. O’Connor was appointed as a director at the Board meeting held on February 23, 2023 and resigned as a director on March 10, 2023.

Audit Committee

The members of the Audit Committee are Mr. Bottiglieri, Ms. Sarsynski and Mr. Savage, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Ms. O’Connor was appointed as a member of the Audit Committee on February 23, 2023 and resigned as a member of the Audit Committee on March 10, 2023. Mr. Bottiglieri serves as Chairman of the Audit Committee. The Audit Committee operates pursuant to a written Audit Committee Charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “Auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the Auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report; reviewing and discussing with management and the Auditors the Company’s quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q; pre-approving the Auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the Auditors. The Audit Committee is also responsible for aiding the Board in fair value pricing of debt and equity securities. The Board and Audit Committee use the services of independent valuation firms to help them determine the fair value of certain securities. The Board has determined that Mr. Bottiglieri qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance.”

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Mr. Mahoney, Ms. Sarsynski, Mr. Bottiglieri and Mr. Savage, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Ms. Sarsynski serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Company’s Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance.”

The Nominating and Corporate Governance Committee will consider Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. When submitting a nomination to the Company for consideration, a Stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with the election of a director, including the following minimum information for each director nominee: (i) full name, age and address; (ii) principal occupation during the past five (5) years; (iii) directorships on publicly held companies and investment companies during the past five (5) years; (iv) number of shares of the Company’s Common Stock owned, if any; and (v) a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include, but are not limited to: (1) compliance with the independence and other applicable requirements of the Nasdaq corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; (2) the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; (3) the knowledge, experience, integrity and judgment of each individual; (4) the potential contribution of each individual to the diversity of backgrounds, experience and competencies which the Board desires to have represented; (5) each individual’s ability to devote sufficient time and effort to his or her duties as a director; (6) independence and willingness to consider all strategic proposals; (7) any other criteria established by the Board; and (8) any core competencies or technical expertise necessary to staff the Board’s committees. In addition, the Nominating and Corporate Governance Committee assesses whether an individual possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the Company’s affairs and business, including, when applicable, to enhance the ability of the committees of the Board to fulfill their respective duties. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee considers such factors as it may deem are in the best interests of the Company and its Stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender identity and national origin. In addition, as part of the Board’s annual self-assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection.

Compensation Committee

The members of the Compensation Committee are Mr. Mahoney, Mr. Bottiglieri, Ms. Sarsynski and Mr. Savage, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. Mr. Mahoney serves as Chairman of the Compensation Committee. The Compensation Committee’s oversight responsibilities include determining, or recommending to the Board, the compensation, if any, of the Company’s Chief Executive Officer and all other executive officers of the Company and recommending to the Board the compensation of the Independent Directors of the Company. The Compensation Committee reviews the compensation of the Independent Directors annually and makes a recommendation to the Board of the level of compensation. The Compensation Committee bases its recommendation upon available information regarding the compensation of other public business development companies of similar size to the Company, the expertise required of the Independent Directors and the duties and anticipated time commitment of the Independent Directors. After receiving the recommendation of the Compensation Committee, the Board determines the compensation of the Independent Directors. Currently none of the Company’s executive officers are compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. So long as the Company is externally managed and no compensation is paid by the Company to its officers, the Compensation Committee is only required to confirm that no compensation has been paid by the Company to its officers and, if so required under any administrative or similar agreement, that the Company has reimbursed the external manager for the percentage allocation of officers’ compensation determined by the Board or a committee thereof.  The Compensation Committee may rely on the determination of the Board or of the Audit Committee with respect to any such expense allocation. The Compensation Committee has adopted a written Compensation Committee Charter that is available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance.”

Stockholder Communication with the Board and the Company

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 312 Farmington Avenue, Farmington, Connecticut 06032 or by visiting the “Investor Relations” webpage on the Company’s website at www.horizontechfinance.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information About Executive Officers Who are Not Directors

The following information pertains to the Company’s executive officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years
Daniel R. Trolio (50)	Executive Vice President, Chief Financial Officer and Treasurer

Executive Vice President since June 2021 and Chief Financial Officer and Treasurer since January 2017 of the Company and HTFM. Previously served as Senior Vice President from January 2017 through June 2021, Vice President of Finance and Interim Chief Financial Officer from September 2016 through January 2017, Vice President and Corporate Controller from 2010 through September 2016 of the Company and HTFM. Mr. Trolio is responsible for financial reporting and accounting matters of the Company and HTFM.

John C. Bombara (59)	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Executive Vice President since June 2021, General Counsel, Chief Compliance Officer and Secretary since July 2010 of the Company and HTFM. Previously served as Senior Vice President from 2010 to June 2021 of the Company and HTFM and is an original member of the team that founded the predecessor of HTFM in May 2003. Mr. Bombara oversees all legal and compliance functions for the Company and HTFM.

Daniel S. Devorsetz (52)	Executive Vice President, Chief Operating Officer and Chief Investment Officer	Executive Vice President and Chief Operating Officer since June 2021 and Chief Investment Officer since July 2010 of the Company. Previously served as Senior Vice President from October 2004 through June 2021 of the Company. Executive Vice President and Chief Operating Officer since

June 2021, Chief Investment Officer since October 2004 and Senior Vice President from October 2004 through June 2021 of HTFM. Mr. Devorsetz is responsible for general oversight of the Company’s investments, including originations.

Lynn Dombrowski (37)	Chief Accounting Officer

Chief Accounting Officer since February 2023 and Controller from March 2017 to February 2023 of the Company. Chief Accounting Officer since February 2023, Controller from March 2017 to February 2023 and Financial Reporting Manager from October 2014 to March 2017 of HTFM. Ms. Dombrowski is responsible for financial reporting and accounting matters of the Company and HTFM.

Diane Earle (63)	Senior Vice President and Chief Credit Officer

Senior Vice President and Chief Credit Officer since February 2020 of the Company. Senior Vice President and Chief Credit Officer since January 2020 of HTFM. Credit Executive, Life Sciences, from March 2019 through December 2019 at J.P. Morgan; Executive Vice President and Chief Credit Officer from August 2010 through December 2018 at Square 1 Bank, a division of Pacific Western Bank. Ms. Earle is responsible for underwriting and portfolio management.

(1)	The business address of each of the Company’s executive officers is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.

Code of Conduct and Codes of Ethics

The Company expects each of its officers and directors, as well as any person affiliated with the Company’s operations, to act in accordance with the highest standards of personal and professional integrity at all times, and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance.” The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.

The Company and HTFM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively (the “Code of Ethics”), that establishes procedures for personal investments made by the Company’s officers and directors, as well as any person affiliated with the Company’s operations, and HTFM’s employees, and restricts certain personal securities transactions. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the Code of Ethics’ requirements. The Code of Ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and is available on the SEC’s website at www.sec.gov or on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “Corporate Governance.”

The Company intends to disclose any material amendments to or waivers of required provisions of the Code of Conduct or the Codes of Ethics on a current report on Form 8-K.

The Company has adopted a hedging policy which prohibits the Company’s directors and executive officers from hedging their ownership of the Company’s securities, including trading in publicly-traded options, puts, calls or other derivative instruments related to the Company’s stock or debt.

Compensation of Directors

Each of the Company’s Independent Directors receives an annual fee of $92,000. Each member of the Audit Committee is paid an annual fee of $7,500 and each member of the Nominating and Corporate Governance Committee is paid an annual fee of $5,000. In addition, the chairman of the Audit Committee receives an additional annual fee of $10,000 and the chairperson of Nominating and Corporate Governance Committee receives an additional annual fee of $7,500 for their additional services, if any, in these capacities. The Company’s lead Independent Director also receives an annual fee of $10,000. The Company reimburses all of its directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. No compensation is paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

The following table shows information regarding the compensation paid by the Company to its directors for the year ended December 31, 2022. No compensation was paid directly by the Company to any interested director or executive officer of the Company.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total(2)
Independent Directors
James J. Bottiglieri	$ 114,500	None	$ 114,500
Edmund V. Mahoney	$ 107,000	None	$ 107,000
Elaine A. Sarsynski	$ 112,000	None	$ 112,000
Joseph J. Savage	$ 104,500	None	$ 104,500
Interested Directors
Gerald A. Michaud	None	None	None
Robert D. Pomeroy, Jr.	None	None	None

Total Compensation			$ 438,000

(1)	The amounts listed are amounts for the year ended December 31, 2022.
(2)

The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2022, it does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2022 between any member of the Board or the Compensation Committee and an executive officer of the Company.

Certain Relationships and Related Party Transactions

The Company has entered into the Current Investment Management Agreement with HTFM. HTFM is registered as an investment adviser under the Advisers Act. The Company’s investment activities are managed by HTFM and supervised by the Board, the majority of whom are Independent Directors. Under the Current Investment Management Agreement, the Company has agreed to pay HTFM an annual management fee based on the Company’s gross assets less cash and cash equivalents as well as an incentive fee based on the Company’s investment performance. HTFP owns fifty four percent (54%) of HTFM and is wholly-owned by Messrs. Pomeroy and Michaud. By virtue of their ownership interest in HTFP, Messrs. Pomeroy and Michaud control HTFM. During the year ended December 31, 2022, fees paid to HTFM pursuant to the Current Investment Management Agreement totaled $18.3 million.

The Company has also entered into an administration agreement (the “Administration Agreement”) with HTFM, as the administrator (the “Administrator”). Under the Administration Agreement, the Company has agreed to reimburse the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the

Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of its Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement, the Administrator provides the Company with the office facilities and administrative services necessary to conduct the Company’s day-to-day operations. During the year ended December 31, 2022, expenses and fees incurred pursuant to the Administration Agreement totaled $1.7 million.

HTFP has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.” The address of HTFM is 312 Farmington Avenue, Farmington, Connecticut 06032.

The Company believes that it derives substantial benefits from its relationship with HTFM. HTFM may manage other investment vehicles (“Advisor Funds”) with the same investment strategy as the Company. HTFM may provide the Company an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, the Company and its affiliates may be precluded from co-investing in negotiated investments. On November 27, 2017, the Company was granted exemptive relief from the SEC which permits the Company to co-invest with Advisor Funds in negotiated investments, subject to certain conditions.

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, if any, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or the Company’s or HTFM’s Code of Ethics.

Principal Accountant Fees and Services

RSM US LLP (“RSM”) has been selected as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries at and during the Company’s year ending December 31, 2023. RSM was selected by the Audit Committee of the Company, and that selection was ratified by a majority of the Board, including all of the Independent Directors. The Company does not know of any direct or indirect financial interest of RSM in the Company. A representative of RSM will attend the Meeting and will have the opportunity to make a statement, if he or she desires to do so, and will be available to answer questions.

The chart below sets forth the total amount billed to the Company by RSM for services performed for the years ended December 31, 2022 and 2021 and breaks down these amounts by category of service:

For the Fiscal Year Ended December 31,
	2022	2021
Audit Fees(1)	$ 511,525	$ 498,445
Audit-Related Fees(2)	$ 136,500	$ 38,850
Tax Fees(3)	$ 25,620	$ 22,550
All Other Fees(4)	—	$ 44,100
Total	$ 673,645	$ 603,945

(1)	“Audit Fees” are fees billed by RSM for professional services rendered for the audits of the Company’s year-end financial statements and internal control over financial reporting, the review of the financial information included in the Company’s quarterly reports, and services that are normally provided by RSM in connection with statutory and regulatory filings. Of the Audit Fees billed for fiscal year ended December 31, 2022, $124,075 related to the Company’s Form N-2 Registration Statement filing during 2022. Of the Audit Fees billed for fiscal year ended December 31, 2021, $144,700 related to the Company’s Form N-2 Registration Statement filing during 2021.
(2)

“Audit-Related Fees” are fees billed by RSM for audit-related services and consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	“Tax Fees” are fees billed by RSM for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.
(4)	“All Other Fees” are fees billed by RSM for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. All services represented by the amount under “Audit-Related Fees” and “Tax Fees” in the table above were approved by the Audit Committee in accordance with such policy.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

Audit Committee Report(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2022.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and RSM, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of RSM’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with RSM matters relating to RSM’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standard No. 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with RSM their independence from management and the Company, as well as the matters in the written disclosures received from RSM and required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence). The Audit Committee received a letter from RSM confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with RSM the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of RSM’s audits and all fees paid to RSM during the year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM for the Company. The Audit Committee has reviewed and considered the compatibility of RSM’s performance of non-audit services with the maintenance of RSM’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report for the year ended December 31, 2022 for filing with the SEC. In addition, the Audit Committee has engaged RSM to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

February 23, 2023

The Audit Committee

James J. Bottiglieri, Chair

Elaine A. Sarsynski

Joseph J. Savage

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND HTFM

Background

HTFM has provided investment advisory services to the Company since its inception. Subject to the oversight of the Board, HTFM serves as the Company’s investment advisor and is responsible for managing the Company’s investments on a day-to-day basis. On December 9, 2022, Robert D. Pomeroy, Jr., the Company’s Chief Executive Officer, spoke with Edmund V. Mahoney, the Company’s lead Independent Director, regarding the proposed Transaction and the status of the negotiations. Later that day, Mr. Pomeroy spoke with James J. Bottiglieri, the Chairman of the Audit Committee, as well, discussing the proposed Transaction, the status of negotiations and the status of the annual audit. On January 5, 2023, HTFM informed the whole Board, in executive session, at its regularly scheduled Board meeting, that it was in discussions with Monroe Capital regarding the proposed Transaction, whereby HTFM would become a wholly-owned subsidiary of MCH Holdco and an affiliate of Monroe Capital.

The proposal to approve the New Investment Management Agreement is the result of the change in control of HTFM which would occur upon the closing of the Transaction. HTFM was organized as a limited liability company under the Delaware Limited Liability Company Act on January 23, 2008. Currently, HTFM is controlled by its principals. Section 15(a) of the 1940 Act provides that an investment management contract must terminate on its “assignment,” including upon the occurrence of a change of control of an adviser.

Further, the 1940 Act requires that the New Investment Management Agreement be approved by the Stockholders in order for it to become effective. The Board conducted its most recent annual review and renewal of the Current Investment Management Agreement at its October 28, 2022 in-person meeting (the “October 2022 Meeting”). Shortly after HTFM informed the Board of the Transaction, the Board submitted a list of questions and requests for information to HTFM and MCH Holdco with respect to a number of matters, including, without limitation, the impact of the Transaction on the Company and on certain regulatory and compliance matters which could affect the Company. In addition, the Board requested that HTFM review and, if applicable, update the information submitted in connection with the Board’s renewal and reapproval of the Current Investment Management Agreement. On February 11, 2023, the Independent Directors held a telephonic meeting with their independent counsel to discuss the responses and materials provided by Monroe Capital and HTFM and the duties of the Independent Directors in their consideration of the approval of the New Investment Management Agreement. The Independent Directors then met with representatives of Monroe Capital and HTFM on February 14, 2023 to discuss MCH Holdco, Monroe Capital, the Transaction, and the potential effect the Transaction might have on the Company.

At a special meeting of the Board held on February 20, 2023, the Board considered and discussed whether it would be in the best interests of the Company to approve the New Investment Management Agreement, which would be subject to Stockholder approval and would take effect as of the date on which the change of control of HTFM occurs and whether the Transaction would result in the imposition of an “unfair burden” upon the Company, as that term is defined under the 1940 Act. The Board, including all of the Independent Directors, unanimously approved the New Investment Management Agreement and recommended that the New Investment Management Agreement be submitted to the Stockholders for approval at the Meeting.

There are no substantive changes to the terms of the Current Investment Management Agreement in the New Investment Management Agreement, including the fee structure and services to be provided.

If Proposal 2 is approved by the Stockholders, the New Investment Management Agreement is expected to become effective as of the date on which the change of control of HTFM occurs, which is expected to be shortly after such approval.

Anticipated Impact of the Transaction

Monroe and HTFM do not anticipate the Transaction will substantially or adversely affect the Company. First, it is anticipated that the current management team at HTFM will continue to serve as officers of HTFM. Second, it is anticipated that the Transaction will allow HTFM and the Company to maintain their venture lending investment strategy of structuring individual investments and the Company’s overall portfolio to enhance value for Stockholders in both the near and long-term. Third, it is anticipated that HTFM will benefit from Monroe Capital’s platform by (i) seeking to leverage Monroe Capital’s investor relations and business development function to assist in raising additional investable capital for HTFM’s lending platform; (ii) seeking to provide HTFM with access to additional capital from Monroe Capital’s platform that will allow HTFM to participate in larger transactions and (iii) seeking to leverage Monroe Capital’s administrative, back-office and support platform (HR, IT, systems, legal, compliance, etc.) to drive operational efficiencies as well as processes and procedures to assist in HTFM’s future growth. Additionally, it is anticipated that HTFM and the Company will benefit by allowing HTFM to participate in larger investment opportunities, thereby expanding the pool of potential investment opportunities.

Summary of the New Investment Management Agreement

A copy of the form of the New Investment Management Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Investment Management Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Advisory Services

Under each of the Current Investment Management Agreement and the New Investment Management Agreement, HTFM:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies);
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights;
•	determines the securities and other assets that the Company will purchase, retain, or sell; and
•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

HTFM’s services under each of the Current Investment Management Agreement and the New Investment Management Agreement are not exclusive, and HTFM is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Duration and Termination

The Current Investment Management Agreement continues in effect from year to year if approved annually by the Board, including a majority of the Independent Directors. The Current Investment Management Agreement was most recently reapproved by the Board, including a majority of the Independent Directors, on October 28, 2022.

If the Stockholders approve the New Investment Management Agreement, the New Investment Management Agreement will be in effect for an initial two (2)-year period and will continue in effect from year to year thereafter if approved annually by the Board, including a majority of the Independent Directors.

Like the Current Investment Management Agreement, the New Investment Management Agreement may be terminated by either party without penalty by delivering notice of termination upon not more than sixty (60) days’ written notice to the other party. In addition, each of the Current Investment Management Agreement and the New Investment Management Agreement will automatically terminate in the event of its assignment.

Investment Advisory Fees

Each of the Current Investment Management Agreement and the New Investment Management Agreement provides that the Company pay HTFM a fee for investment advisory and management services consisting of a base management fee and an incentive fee. For the fiscal year ended December 31, 2022, HTFM earned an aggregate amount of $18.3 million under the Current Investment Management Agreement, which represents base management fees and incentive fees in the amount of $10.6 million and $7.7 million, respectively. The New Investment

Management Agreement includes the same base management fee and incentive fee currently in place under the Current Investment Management Agreement.

Base Management Fee. The base management fee is calculated at an annual rate of 2.00% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage; provided that, to the extent the Company’s gross assets (less cash and cash equivalents) exceed $250 million, the base management fee on the amount of such excess over $250 million is calculated at an annual rate of 1.60% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage.

Incentive fee. The incentive fee has two parts, as follows:

The first part, which is subject to the Incentive Fee Cap and Deferral Mechanism (as defined below) is calculated and payable quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus expenses for the quarter (including the base management fee, expenses payable under the Company’s Administration Agreement with HTFM, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income the Company has not yet received in cash. The incentive fee with respect to the Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a hurdle rate of 1.75% (which is 7.00% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, HTFM receives no incentive fee until the Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% quarterly (which is 8.75% annualized). The effect of this “catch-up” provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, HTFM will receive 20.00% of the Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee up to the Incentive Fee Cap (as defined below) even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the applicable quarter.

The incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of three (3) years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income (the “Incentive Fee Look-Back Period”) includes the relevant calendar quarter and the eleven (11) preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which HTFM may recoup a portion of such deferred incentive fees (collectively, the “Incentive Fee Cap and Deferral Mechanism”). Neither the entry into the Transaction nor adoption of the New Investment Management Agreement would reset the look-back period, reduce or increase the calculation of cumulative incentive fees previously paid during the look-back period or affect the payment of the incentive fees. All determinations of incentive fees payable will be calculated as if the Current Investment Management Agreement were still operative. The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-Back Period less (b) cumulative incentive fees of any kind paid to HTFM during the Incentive Fee Look-Back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net

Investment Income to HTFM in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three (3) years after their date of deferment, subject to certain limitations, which are set forth in each of the Current Investment Management Agreement and the New Investment Management Agreement. The Company only pays incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-Back Period means the sum of (i) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-Back Period and (ii) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-Back Period.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to the first part of the incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Current Investment Management Agreement, as of the termination date) and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the Company’s election to be a business development company (“BDC”) through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee.

Examples of Incentive Fee Calculation

Example 1: Income related portion of incentive fee before total return requirement calculation for each fiscal quarter

Alternative 1

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no income-related incentive fee.

Alternative 2

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100.00% × (2.10% - 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.35%.

Alternative 3

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.30%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100.00% × “catch-up” + (20.00% × (Pre-Incentive Fee Net Investment Income - 2.1875%))

Catch up = 2.1875% - 1.75%

= 0.4375%

Incentive fee = (100.00% × 0.4375%) + (20.00% × (2.30% - 2.1875%))

= 0.4375% + (20.00% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate and fully satisfies the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.46%.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide HTFM with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any fiscal quarter.

Example 2: Income related portion of incentive fee after total return requirement calculation for each fiscal quarter

Alternative 1

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to ‘‘catch-up’’)(4)

=100.00% × (2.10% - 1.75%)

= 0.35%

Cumulative incentive compensation accrued and/or paid since July 1, 2014 = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations since July 1, 2014 = $8,000,000

Although the Company’s Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75%, no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations since July 1, 2014 did not exceed the cumulative income and capital gains incentive fees accrued and/or paid since July 1, 2014.

Alternative 2

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to ‘‘catch-up’’)(4)

=100.00% × (2.10% - 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the ‘‘catch-up’’ provision; therefore, the income related portion of the incentive fee is 0.35%.

Cumulative incentive compensation accrued and/or paid since July 1, 2014 = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations since July 1, 2014 = $10,000,000

Because the Company’s Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75% and because 20.0% of the cumulative net increase in net assets resulting from operations since July 1, 2014 exceeds the cumulative income and capital gains incentive fees accrued and/or paid since July 1, 2014, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide HTFM with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any fiscal quarter.

Example 3: Capital gains portion of incentive fee

Alternative 1

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None (No sales transaction)

Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None; $5 million ((20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2))

Year 4: Capital gains incentive fee of $200,000; $6.2 million (($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2))

Alternative 2

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None (no sales transaction)

Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3: $1.4 million capital gains incentive fee(1) ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2)

Year 4: None (no sales transaction)

Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3)(2)

The hypothetical amounts of returns shown are based on a percentage of the Company’s total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)

As illustrated in Year 3 of Alternative 1 above, if the Current Investment Management Agreement or the New Investment Management Agreement were terminated on a date other than the Company’s fiscal year end of any year, the Company may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if the Current Investment Management Agreement or the New Investment Management Agreement were terminated on the fiscal year end of such year.

(2)

As noted above, it is possible that the cumulative aggregate capital gains fee received by HTFM ($6.4 million) is effectively greater than $5 million (20.00% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Limitation of Liability and Indemnification

Each of the Current Investment Management Agreement and the New Investment Management Agreement provides that HTFM and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with HTFM are not liable to the Company for any act or omission by it in the supervision or management of the Company’s investment activities or for any loss sustained by the Company except for acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Current Investment Management Agreement and the New Investment Management Agreement. Each of the Current Investment Management Agreement and the New Investment Management Agreement also provides, subject to certain conditions, for indemnification by the Company of HTFM and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with HTFM for liabilities incurred by them in connection with their services to the Company (including any liabilities associated with an action or suit by or in the right of the Company or its Stockholders), but excluding liabilities for acts or omissions constituting willful misfeasance, bad faith or gross negligence or reckless disregard of their duties under the Current Investment Management Agreement and the New Investment Management Agreement.

Approval of the Current Investment Management Agreement

The Current Investment Management Agreement was most recently approved by the Board, including a majority of the Independent Directors, on October 28, 2022.

Executive Officers and Directors of HTFM

Information regarding the principal executive officers of HTFM before and after the change of control is set forth below. The address of HTFM is 312 Farmington Avenue, Farmington, Connecticut 06032. HTFM was formed on January 23, 2008 and provides investment advisory services to the Company. The following are the executive officers of HTFM, each of whom currently holds a position with the Company:

Name and Address(1)	Position(s) held with HTFM	Principal Occupation/Position(s) held with the Company
Robert D. Pomeroy, Jr.	Chief Executive Officer	Chief Executive Officer and Chairman of the Board of Directors

Gerald A. Michaud	President	President and Director

Daniel R. Trolio	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer and Treasurer

John C. Bombara	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Daniel S. Devorsetz	Executive Vice President, Chief Operating Officer and Chief Investment Officer	Executive Vice President, Chief Operating Officer and Chief Investment Officer

Lynn Dombrowski	Chief Accounting Officer	Chief Accounting Officer

Diane Earle	Senior Vice President and Chief Credit Officer	Senior Vice President and Chief Credit Officer

(1)	The business address of each of HTFM’s officers is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.

Board Review and Approval of the New Investment Management Agreement

The Board believes that the terms and conditions of the New Investment Management Agreement are fair to, and in the best interests of, the Company and its Stockholders. The Board believes that, upon Stockholder approval of Proposal 2, HTFM will continue providing the same level of services as it currently provides under the Current Investment Management Agreement. The Board was presented with information demonstrating that the New Investment Management Agreement would enable the Stockholders to continue to obtain quality services at a cost that was fair and reasonable.

The Board recently completed its annual review of HTFM and the Current Investment Management Agreement under Section 15(c) of the 1940 Act at the October 2022 Meeting and renewed the Current Investment Management Agreement at that time. On February 20, 2023, the Board, including a majority of the Independent Directors, unanimously approved a recommendation to Stockholders to approve the New Investment Management Agreement, which will become effective upon the closing of the Transaction, which is expected to occur shortly after the Meeting.

In considering the New Investment Management Agreement, the Board noted that its terms, including the fees payable thereunder, are substantially similar to those of the Current Investment Management Agreement relating to the Company. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement are the same as the Current Investment Management Agreement. The Board focused on the impact the Transaction would have on the Company, in particular any disruptions to HTFM’s current operations and any potential regulatory or compliance issues posed by Monroe’s acquisition of HTFM. The Board noted the Transaction does not alter HTFM’s responsibilities and that HTFM had indicated that it did not anticipate any material changes to the services provided to the Company as a result of the Transaction.

The Board took into consideration: (i) the nature, extent and quality of the advisory and other services provided by HTFM under the Current Investment Management Agreement; (ii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (iii) the Company’s projected expenses and expense ratio compared to BDCs with similar investment objectives; (iv) any existing and potential sources of indirect income to HTFM from its relationships with the Company and the profitability of those relationships; (v) information about the services to be performed and the personnel performing such services and any potential impact the Transaction would have on those services; (vi) the organizational capability and financial condition of HTFM and its affiliates; (vii) HTFM’s practices regarding the selection and compensation of brokers that may execute the Company’s portfolio transactions and the brokers’ provision of brokerage and research services to HTFM; (viii) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; (ix) information regarding any anticipated benefits to the Company as a result of the Transaction; (x) a representation that the Company would not bear any expenses, directly or indirectly, in connection with the Transaction; (xi) confirmation that HTFM intends to continue to manage the Company in a manner consistent with its current investment objective; (xii) the fact that the agreement with MCH Holdco and MCIH provides for reliance on the safe harbor provided by Section 15(f) of the 1940 Act, therefore no “unfair burden” will be imposed on the Company as a result of the Transaction; and (xiii) other factors the Board deemed to be relevant. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided

The Board considered HTFM’s specific responsibilities in all aspects of day-to-day management of the Company, noting that the services to be provided under the New Investment Management Agreement are substantially similar to those services provided under the Current Investment Management Agreement. In particular, the Board noted that HTFM had served as the Company’s investment advisor since its inception in 2010 and that the Transaction did not seem likely to materially affect the services provided by HTFM.

In considering the nature, extent and quality of the services to be provided by HTFM, the Board considered the quality of HTFM’s compliance infrastructure and past reports from the Company’s Chief Compliance Officer. The Board noted that it had previously reviewed HTFM’s registration on Form ADV, as well as the response of HTFM to a detailed series of questions which included, among other things, information about the background and experience of HTFM’s management and staff and the relevant regulatory and compliance questions submitted to Monroe. The Board also considered its experience with HTFM providing investment management services to the Company.

The Board also considered other services to be provided to the Company, such as monitoring adherence to the Company’s investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that HTFM had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to continue to perform its duties under the New Investment Management Agreement and that the nature, extent and quality of the services to be provided by HTFM to the Company after the Transaction were expected to continue to be satisfactory and reliable.

Experience of Management Team and Personnel

The Board discussed the experience of current key personnel of HTFM. The Board considered that all of the current key portfolio management personnel of HTFM are currently expected to continue their relationship with HTFM following the effectiveness of the New Investment Management Agreement.

Proposed Management Fees and Performance

The Board considered the relative value of the New Investment Management Agreement’s terms and the relative performance of the Company under the Current Investment Management Agreement to a peer group of relevant peers.

At the October 2022 Meeting, the Board noted that the Current Investment Management Agreement’s terms were consistent with advisory contract terms of other externally managed BDCs and that, since the Company’s initial public offering in 2010, HTFM has agreed to amend the terms of the Current Investment Management Agreement in favor of Stockholders several times, including in 2014 and, most recently, in 2018 in connection with the reduction of the asset coverage requirements applicable to the Company under the 1940 Act. When it renewed the Current Investment Management Agreement at the October 2022 Meeting, the Board also considered that the terms of the Current Investment Management Agreement fall within the range of fees charged by advisers to a broad group of externally managed BDCs presented to the Board, including (1) the base management fee with a step down above $250 million in total assets less cash and cash equivalents, (2) a market hurdle rate on the incentive fee on income, (3) no management fee on uninvested cash and cash equivalents, (4) the inclusion of a total return-based look back feature which limits the payment of incentive fees under certain circumstances, and (5) an income-based incentive fee payable only when net investment income exceeds a market hurdle rate.  In connection with the New Investment Management Agreement, the Board considered that the management fees to be paid under the New Investment Management Agreement are identical to the management fees paid under the Current Investment Management Agreement and concluded that the management fees payable to HTFM by under the New Investment Management Agreement were not unreasonable.

In connection with its renewal of the Current Investment Management Agreement at the October 2022 Meeting, the Board considered the appropriate performance metrics by which to benchmark the Company’s performance against its peers, focusing on certain factors that it believed are significant drivers of Stockholder value, which include the income generating potential of each BDC, its return on equity, its ability to cover its distribution payments from net investment income, the relative efficiency of its operations as reflected in its expense ratio, the impact of changes in net asset value, and the total return for a stockholder based upon a BDC’s distributions and changes in its stock price.

In connection with its renewal of the Current Investment Management Agreement at the October 2022 Meeting, the Board considered that the Company and HTFM were on par or outperformed the Company’s peer group in terms of debt investment yield, net investment income to net asset value, distribution coverage, expense ratio and efficiency ratio and is among the top performers in terms of important total return benchmarks. Noting that the terms of each of the Current Investment Management Agreement and the New Investment Management Agreement are consistent with the terms of existing external management agreements used by a broad set of BDCs reviewed by the Board, the Board concluded that the New Investment Management Agreement is expected to provide a relative value for performance for the Stockholders.

In addition to reviewing the appropriateness of the terms of the New Investment Management Agreement and the relative performance of HTFM and the Company, the Board considered the differentiated investment strategy of the Company, which focuses on providing senior secured loans to well-sponsored development stage companies in the life science and technology markets and also considered that HTFM has a long and established reputation as an important provider of venture loans and key relationships in the venture and technology communities. The Board noted that in connection with the renewal of the Current Investment Management Agreement, it had concluded that the Company’s overall performance was satisfactory. The Board considered that the investment process and strategies employed in the management of the Company will be the same both before and after the Transaction.

Costs of Services Provided and Economies of Scale

The Board considered the costs incurred by the Company and HTFM to provide services to the Company, the expected costs to be incurred by HTFM, the profit that HTFM may realize, and HTFM’s financial condition. Based on its review, the Board concluded that HTFM is financially able to provide the Company with the services enumerated in the New Investment Management Agreement and that the HTFM’s profitability from its relationship with the Company under the New Investment Management Agreement was not expected to be excessive.

The Board also noted that, except for certain administrative expenses and fees paid to HTFM under the terms of the Administration Agreement, the Company does not pay any other fees to HTFM and that HTFM does not derive any material indirect benefits from its relationship to the Company.

The Board considered the extent to which economies of scale may be realized as the Company grows and concluded that the Company will have to grow further before any economies of scale may be realized.

Conclusion

No single factor was determinative of the Board’s decision to approve the New Investment Management Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Directors, determined that the New Investment Management Agreement, including the compensation payable under the New Investment Management Agreement, was fair and reasonable to the Company. The Board, including each of the Independent Directors, therefore determined that the approval of the New Investment Management Agreement was in the best interests of the Company and its Stockholders.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of HTFM under the 1940 Act resulting in the assignment of the Current Investment Management Agreement, HTFM intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two (2)-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). HTFM has informed the Board that its agreement with MCH Holdco and MCIH provides for reliance on the safe harbor provided by Section 15(f) of the 1940 Act and therefore, no “unfair burden” will be imposed on the Company as a result of the Transaction. In addition, HTFM has committed that the Company will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation.

Second, during the three (3)-year period following the Transaction, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). The Board has committed to ensuring that at least 75% of the directors will not be “interested persons” of HTFM for a period of three (3) years after the Transaction.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement. If, however, any other matters properly come before the Meeting it is the intention of the person(s) named as proxies to vote such proxies on such matters in accordance with their best judgment.

If there appears not to be enough votes for a quorum or to approve the proposal(s) at the Meeting, either the presiding officer of the Meeting or a majority of the Stockholders who are represented at the Meeting, in person or by proxy, and entitled to vote may adjourn the Meeting with respect to such proposal(s) for a period of not more than one hundred twenty (120) days to permit the further solicitation of proxies. The person(s) named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of the proposal(s) and will vote against adjournment those proxies required to be voted against the proposal(s). Any proposal(s) for which sufficient votes in favor of such proposal have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “SEC Filings,” or upon request without charge. Please direct your request to Horizon Technology Finance Corporation, Attention: Investor Relations, 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling the Company collect at 860-676-8654. Copies of such reports are also available via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS AND COMPLAINTS

The Company expects that the 2024 annual meeting of Stockholders will be held in June 2024, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing addressed to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. Notices of intention to present proposals, including nomination of a director, at the 2024 annual meeting must be received by the Company between December 7, 2023 and 5:00 p.m. Eastern Time on January 6, 2024. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2024 annual meeting, the Company must receive the proposal no later than January 6, 2024. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints and regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. John C. Bombara

Horizon Technology Finance Corporation

Chief Compliance Officer

312 Farmington Avenue

Farmington, Connecticut 06032

The Audit Committee Chair may be contacted at:

Mr. James J. Bottiglieri

c/o Horizon Technology Finance Corporation

Audit Committee Chair

312 Farmington Avenue

Farmington, Connecticut 06032

You are cordially invited to attend the Company’s 2023 Annual Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote via telephone or the Internet, so that you may be represented at the Meeting.

By Order of the Board of Directors, /s/ John C. Bombara John C. Bombara Secretary

Farmington, Connecticut

April 6, 2023

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

This Investment Management Agreement (“Agreement”) is made effective as of ~~March 7, 2019~~May [ ], 2023 by and between HORIZON TECHNOLOGY FINANCE CORPORATION a Delaware Corporation (the “Company”), and HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Company is a closed-end management investment fund that elects to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Advisor and the Company are parties to a certain ~~Amended and Restated~~Investment Management Agreement dated as of ~~October 28, 2010, amended effective July 1, 2014,~~March 7, 2019 whereby the Advisor furnished investment advisory services to the Company on the terms and conditions set forth therein (the “Existing Agreement”);

WHEREAS, the Company and Advisor wish to enter into a new investment management agreement to replace the Existing Agreement, solely because the Advisor is simultaneously, with the entering into this Agreement, undergoing a change of control because ~~one of its owners, Horizon Anchor Holdings, LLC is reducing its voting interest in the Advisor to below 25%~~affiliates of Monroe Capital LLC have acquired all outstanding equity interests in the Advisor;

WHEREAS, the Company desires to continue to retain the Advisor to furnish investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Advisor wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Advisor.

(a)   The Company hereby employs the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions applicable to the Company as set forth in the Company’s ~~Post~~Pre-Effective Amendment No. ~~4~~1 to its Registration Statement on Form N-2, dated ~~July 1, 2014~~June 29, 2021 (File No. ~~333-178516~~333-255716), which was declared effective ~~July 2, 2014~~July 21, 2021 (the “Registration Statement”), as amended from time to time; (ii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws; and (iii) for so long as the Company elects to be regulated as a BDC under the Investment Company Act, the Advisor will manage the assets of the Company in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. The Advisor shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Advisor will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Company’s Board of Directors. If it is necessary for the Advisor to make investments on behalf of the Company through a special purpose vehicle, the Advisor shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act for so long as the Company elects to be regulated as a BDC under the Investment Company Act).

(b)          The Advisor hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)         The Advisor is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Advisor, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Advisor and the Company. The Company shall be responsible for any compensation payable to any Sub-Advisor.

For so long as the Company elects to be regulated as a BDC under the Investment Company Act, any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)         The Advisor shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)          For so long as the Company elects to be regulated as a BDC under the Investment Company Act, the Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Company’s Board of Directors such periodic and special reports as the Board may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Advisor may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All investment professionals of the Advisor and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor and not by the Company. The Company will bear all other costs and expenses of its operations, administration and transactions pursuant to that certain Administration Agreement, dated as of October 28, 2010, by and between the Company and Horizon Technology Finance Management LLC, the Company’s Administrator.

3.	Compensation of the Advisor.

The Company agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Advisor or to the Advisor’s designee as the Advisor may otherwise direct. To the extent permitted by applicable law, the Advisor may elect, or the Company may adopt a deferred compensation plan pursuant to which the Advisor may elect to defer all or a portion of its fees hereunder for a specified period of time.

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(a)         The Base Management Fee as of the date hereof shall be calculated at ~~an annual rate of 2.00% of the Company’s gross assets (less cash and cash equivalents), including any assets acquired with the proceeds of leverage, provided that on the date when the Company first becomes subject to the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act (asset coverage of at least 150%), the Base Management Fee as of such date shall be calculated at~~ an annual rate of (i) 2.00% of the Company’s gross assets (less cash and cash equivalents), including any assets acquired with the proceeds of leverage, of $250 million or less, and (ii) 1.60% of the Company’s gross assets (less cash and cash equivalents), including any assets acquired with the proceeds of leverage, of greater than $250 million. Base Management Fees shall be payable monthly in arrears and for any partial month shall be appropriately prorated.

(b)         The Incentive Fee shall consist of two parts, as follows:

(i)

One part, which is subject to the Incentive Fee Cap and Deferral Mechanism (as defined under Section 3(b)(ii) below), will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized). The Company’s pre-Incentive Fee net investment income used to calculate this part of the Incentive Fee is also included in the amount of its gross assets used to calculate the 2.00% Base Management Fee. The Company shall pay the Advisor an Incentive Fee with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s pre-Incentive Fee net investment income does not exceed the hurdle rate of 1.75%; (2) 100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); the portion of the Company’s pre-Incentive Fee net investment income (which exceeds the hurdle but is less than 2.1875%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of the Company’s pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s pre-Incentive Fee net investment income exceeds 2.1875% in any calendar quarter; and (3) 20% of the amount of the Company’s pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) payable to the Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all pre-Incentive Fee net investment income thereafter is allocated to the Advisor). These calculations shall be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.

(ii)	Fee Cap and Deferral Mechanism. ~~Commencing with the calendar quarter beginning July 1, 2014, the~~The Incentive Fee specified in Section 3(b)(i) above shall be subject to a fee

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cap and deferral mechanism which will be determined based upon a look-back period of up to three years.  For this purpose, the Incentive Fee look-back period (the “Incentive Fee Look-back Period”) shall ~~commence on July 1, 2014 and shall increase by one quarter in length at the end of each of the 12 succeeding calendar quarters, after which time, the Incentive Fee Look-back period shall~~ include the relevant calendar quarter and the 11 full preceding calendar quarters. Each quarterly Incentive Fee payable under Section 3(b)(i) is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which the Advisor may recoup a portion of such deferred Incentive Fee (collectively, the “Incentive Fee Cap and Deferral Mechanism”). The “Incentive Fee Cap” is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative Incentive Fees of any kind paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company shall pay no Incentive Fee under Section 3(b)(i) to the Advisor in that quarter. To the extent that the payment of Incentive Fee under Section 3(b)(i) is limited by the Incentive Fee Cap, the payment of such fees shall be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to applicable limitations included herein. The Company shall only pay Incentive Fees under Section 3(b)(i) to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-back Period means the sum of (a) pre-Incentive Fee net investment income and the Base Management Fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.

(iii)

The second part of the Incentive Fee (the “Capital Gains Fee”) shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), ~~commencing on December 31, 2010,~~and will equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the Company’s election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the amount of any previously paid capital gain Incentive Fees, with respect to each of the investments in our portfolio~~; provided that the Incentive Fee determined as of December 31, 2010 shall be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the date of the Company’s election to be a BDC~~. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

4.	Covenants of the Advisor.

The Advisor covenants that it is registered as an investment adviser under the Advisers Act. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Excess Brokerage Commissions.

The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount

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of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Limitations on the Employment of the Advisor.

The services of the Advisor to the Company are not exclusive, and the Advisor may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Advisor shall be the only investment adviser for the Company, subject to the Advisor’s right to enter into sub-advisory agreements. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, stockholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Advisor is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Advisor shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

8.	Limitation of Liability of the Advisor; Indemnification.

The Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services for so long as the Company elects to be regulated as a BDC under the Investment Company Act), and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations

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or guidance by the Securities and Exchange Commission or its staff thereunder for so long as the Company elects to be regulated as a BDC under the Investment Company Act).

9.	Effectiveness, Duration and Termination of Agreement.

(a)         This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for an indefinite period; provided, however, for so long as the Company elects to be regulated as a BDC under the Investment Company Act, then this Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s Directors or by the Advisor. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

(b)         For so long as the Company elects to be regulated as a BDC under the Investment Company Act:

(i)	This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the Investment Company Act, from the date of the Company’s election to be regulated as a BDC under the Investment Company Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Company’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act;

(ii)

The Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s Directors or by the Advisor;

(iii)	This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

(c)         The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended by mutual consent. For so long as the Company elects to be regulated as a BDC under the Investment Company Act, the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

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12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. For so long as the Company elects to be regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

HORIZON TECHNOLOGY FINANCE CORPORATION

By:
Name: Robert D. Pomeroy, Jr.
Title: Chief Executive Officer

HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC

By:
Name: Robert D. Pomeroy, Jr.
Title: Chief Executive Officer

[Signature page to Investment Management Agreement]

Horizon Technology Finance

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The Board of Directors recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) James J. Bottiglieri 02) Gerald A. Michaud

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000606288_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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HORIZON TECHNOLOGY FINANCE CORPORATION
Annual Meeting of Stockholders
May 25, 2023 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert D. Pomeroy, Jr. and Daniel R. Trolio, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of common stock of Horizon Technology Finance Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on May 25, 2023 at 9:30 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000606288_2 R1.0.0.6

Continued and to be signed on reverse side